Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Mosaic Company (the “Company”) on Form 10-Q for the period ended August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Fredric W. Corrigan, President and Chief Executive Officer of the Company, and Lawrence W. Stranghoener, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Fredric W. Corrigan
Fredric W. Corrigan President and Chief Executive Officer

October 21, 2004

/s/ Lawrence W. Stranghoener
Lawrence W. Stranghoener Executive Vice President and Chief Financial Officer

October 21, 2004

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